MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated April 7, 2015 to the prospectus dated March 1, 2015 for the following Series and Classes of the Fund (the “Prospectus”):

Disciplined Value Series – Class S and I

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Manning & Napier Advisors, LLC (the “Advisor”) has made a number of changes to its organizational structure and the roles and responsibilities of its investment professionals, including naming Ebrahim Busheri to the newly created Director of Investments position, which replaces the Co-Directors of Research positions formerly held by Jeffrey S. Coons and Jeffrey Herrmann.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.	The information with respect to Jeffrey S. Coons is hereby deleted.

2.	The first paragraph of the “Portfolio Managers” sub-section in the “Management” section is hereby deleted and replaced with the following:

The Disciplined Value Series Portfolio Management Team consists of investment professionals from the Advisor’s Quantitative Strategies Group, and is jointly and primarily responsible for managing the Series’ portfolio. The Disciplined Value Series Portfolio Management Team includes:

3.	The information with respect to Christopher F. Petrosino in the “Portfolio Managers” sub-section in the “Management” section is hereby deleted and replaced with the following:

Christopher F. Petrosino, CFA®, Senior Analyst/Managing Director of Quantitative Strategies Group

Joined the Advisor in 2001. Senior Analyst since 2009. Managing Director since 2012. Member of the Disciplined Value Series Research Team since 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNDFX 04/07/2015